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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



                               September 29, 1999
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                Date of report (date of earliest event reported)


                            INTRANET SOLUTIONS, INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Minnesota                    0-19817                      41-1652566
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(State of Incorporation)    (Commission file number)       (I.R.S. Employer
                                                             Identification No.)


8091 Wallace Drive, Eden Prairie, Minnesota                      55344
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 (Address of principal executive offices)                      (Zip Code)


                        Telephone Number: (612) 903-2000
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              (Registrant's telephone number, including area code)





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Item 2.      Acquisition or Disposition of Assets

                      On September 29, 1999, IntraNet Solutions, Inc. ("IntraNet
             Solutions"), completed its acquisition of InfoAccess, Inc. ("InfoAccess"). Pursuant to the terms of the Agreement and Plan of Merger (the "Merger Agreement") among IntraNet Solutions, IntraNet Solutions (Washington), Inc. (the "Merger Sub"), a wholly owned subsidiary of IntraNet Solutions, InfoAccess and certain Significant Shareholders of InfoAccess, dated as of September 16, 1999, the Merger Sub was merged with and into InfoAccess and InfoAccess became a wholly subsidiary of IntraNet Solutions. Each share of InfoAccess common stock outstanding as of the time of the merger was converted into the right to receive 0.31230 shares of common stock of IntraNet Solutions, subject the reservation of 10% of the aggregate amount of such shares to satisfy potential claims for indemnification by IntraNet Solutions under the Merger Agreement. An aggregate of 1,803,385 shares of common stock of IntraNet Solution were issued in the merger in exchange for the 5,774,530 shares of common stock of InfoAccess outstanding at the time of the merger. In addition, IntraNet Solutions assumed 1,237,830 outstanding options to purchase InfoAccess common stock by substituting options to acquire IntraNet Solutions common stock, on substantially the same terms as the original option, adjusted to reflect an exchange ratio of 0.31230 shares common stock of IntraNet Solutions for each share of InfoAccess common stock.

                      The Merger Agreement, including the exchange ratio
             referred to above, was determined through negotiations between the management of IntraNet Solutions and the management of InfoAccess and was approved by the boards of directors of each of IntraNet Solutions, the Merger Sub and InfoAccess.

                      InfoAccess develops and supplies hypertext publishing
             systems, including advanced HTML and XML publishing solutions. IntraNet Solutions intends to continue to use the assets acquired to conduct such business.

Item 7.      Financial statements and exhibits

    (a)      Financial Statements

             The required financial statements are unavailable as of the date of this filing. Such information will be filed on or before the sixtieth day following the filing date of this Current Report on Form 8-K.

    (b)      Pro Forma Financial Information

             The required pro forma financial information is unavailable as of the date of this filing. Such information will be filed on or before the sixtieth day following the filing date of this Current Report on Form 8-K.


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    (c)      Exhibits

             2 Agreement and Plan of Merger among IntraNet Solutions, Inc., IntraNet Solutions (Washington), Inc., InfoAccess, Inc., and certain Significant Shareholders of InfoAccess, Inc., dated as of September 16, 1999. (Incorporated by reference to Exhibit 2 contained in the Company's Current Report on Form 8-K dated September 16, 1999 (File No. 0-19817)).

             99   News Release dated September 30, 1999.


                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date:  October 11, 1999

                                        INTRANET SOLUTIONS, INC.
                                        (Registrant)


                                        By   /s/ Gregg A. Waldon
                                        ---------------------------------------
                                           Gregg A. Waldon
                                           Chief Financial Officer,
                                             Treasurer and Secretary
                                           (Principal financial and accounting
                                           officer and duly authorized signatory
                                           on behalf of the registrant)


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                               INDEX TO EXHIBITS


Exhibit No.                                                     Method of Filing

2             Agreement and Plan of Merger among IntraNet       Incorporated by
              Solutions, Inc., IntraNet Solutions               reference.
              (Washington), Inc., InfoAccess, Inc., and certain Significant Shareholders of
              InfoAccess, Inc., dated as of September 16,
              1999. (Incorporated by reference to Exhibit 2 contained in the Company's Current Report on Form 8-K dated September 16, 1999 (File No.
              0-19817)).


99            News Release dated September 30, 1999.            Filed herewith.